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                                                                    EXHIBIT 23


                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79223) of our report dated August 4, 2000 on the financial statements of the Metropolitan Bank and Trust 401(k) Plan appearing on page 2 of this form 11-K.


                                              /s/ Crowe, Chizek and Company LLP

                                             Crowe, Chizek and Company LLP


Cleveland, Ohio
November 8, 2000